EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
ss.1350),  the  undersigned,  James R. Henderson,  President and Chief Executive
Officer of WebFinancial  Corporation,  a Delaware  corporation  (the "Company"), does hereby certify, to his knowledge, that:

            The  Quarterly  Report on Form 10-QSB for the quarter ended June 30,
2005 of the Company (the  "Report")  fully  complies  with the  requirements  of
Section  13(a)  or  15(d)  of the  Securities  Exchange  Act of  1934,  and  the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                        /s/ James R. Henderson
                                        ---------------------------------
                                        James R. Henderson
                                        President and Chief Executive Officer
                                        August 15, 2005